BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

BlackRock Summit Cash Reserves Fund

(the “Fund”)

Supplement dated September 27, 2018 to the

Investor A and Investor B Shares

Summary Prospectus, Prospectus and Statement of Additional Information

of the Fund, each dated July 27, 2018, as supplemented to date

On July 31, 2018, the Board of Trustees of BlackRock Financial Institutions Series Trust, on behalf of the Fund, approved a proposal to cease offering Investor B Shares of the Fund. Accordingly, at the close of business on October 5, 2018, the Fund will no longer accept share purchase orders for Investor B Shares.

Additionally, effective on or about the close of business on November 9, 2018, all of the issued and outstanding Investor B Shares of the Fund (the “Original Shares”), if any, will be converted into Investor A Shares of the Fund (the “New Shares”) with the same relative aggregate net asset value as the Original Shares held immediately prior to the conversion. The New Shares currently have a lower total expense ratio than the Original Shares and no distribution (12b-1) fees are payable by the Fund with respect to the New Shares. No sales load, fee, or other charge will be imposed on the conversion of these shares and, once converted, the New Shares will not be subject to the contingent deferred sales charge (if any) that would otherwise have been charged on the redemption of the Original Shares. Subsequent to this conversion, on November 9, 2018, the Fund will no longer offer Investor B Shares.

Please refer to the Fund’s Prospectus for more information on the New Shares.

The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Shareholders should retain this Supplement for future reference.

PR2SAI-SUM-0918SUP